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                                                                    Exhibit 10.5


THIS CONVERTIBLE SECURED PROMISSORY NOTE AND THE SHARES OF COMMON STOCK ISSUABLE UPON THE CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAW. NEITHER THIS NOTE NOR SUCH SHARES OF COMMON STOCK NOR ANY INTEREST OR PARTICIPATION HEREIN OR THEREIN MAY BE SOLD, ASSIGNED, MORTGAGED, PLEDGED, HYPOTHECATED, ENCUMBERED OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE ACT AND APPLICABLE STATE SECURITIES LAWS, AND WITH THE TERMS AND CONDITIONS HEREOF.

                         PLAYSTAR WYOMING HOLDING CORP.

                           CONVERTIBLE PROMISSORY NOTE

$____________                                              ______________, 2000

                  Playstar Wyoming Holding Corp., a company organized under the laws of Antigua (the "COMPANY"), for value received, hereby promises to pay to _____________ (the "HOLDER"), in legal tender of the United States of America, the principal sum of ______________ U.S. Dollars ($_________), without interest, on _________________ (the "MATURITY DATE").

                  SECTION 1. TIME AND PLACE OF PAYMENT. (a) Unless otherwise provided herein, the entire unpaid principal balance of this Note shall be due and payable on the Maturity Date. Principal on this Note shall be paid by wire transfer of immediately available funds or by check delivered to the Holder's registered address as it appears upon the books of the Company. Upon the payment in full of this Note, the Holder shall immediately surrender this Note to the Company at its executive offices.

                  (b) Whenever any payment to be made under this Note shall be due on a Saturday, Sunday or any day on which banks are required or authorized by law or regulation to close in New York City (any other day being a "BUSINESS DAY"), such payment may be made on the next succeeding Business Day.

                  SECTION 2. PREPAYMENTS. The Company shall have the right to prepay this Note, in whole or in part, at any time upon fifteen (15) days prior written notice to the Holder.

                  SECTION 3.  CONVERSION.

                  (a) Immediately upon the approval by the stockholders of the Company of an amendment to the Company's Articles of Incorporation increasing the authorized number of shares of Common Stock to an amount necessary to permit the issuance of the Conversion Shares (as defined herein) (the "RECAPITALIZATION DATE"), the principal amount of this Note shall, in accordance with the provisions of and upon satisfaction of the conditions contained in this Note,



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automatically convert into fully paid and non-assessable shares of the Company's
Common Stock at a conversion price of $______ per share (the "CONVERSION SHARES"). Such conversion shall be deemed to have been made immediately prior to the close of business on the date on which the Company files the amendment to its Articles of Incorporation evidencing the increase in the authorized shares of Common Stock to an amount necessary to permit the issuance of the Conversion Sharees (the "CONVERSION DATE"), and the Holder shall be treated for all purposes as the record holder of the shares of Common Stock into which this Note is converted as of such date.

                  (b) The Company at its expense shall issue and deliver to the Holder of this Note a stock certificate or certificates representing the number of Conversion Shares into which this Note has been converted only upon delivery by the Holder of (i) this Note and (ii) a properly completed conversion notice (substantially in the form of Exhibit A attached hereto) on a Business Day to the Company's principal executive offices.

                  (c) Upon conversion of this Note and the delivery of the items set forth in Section 3(b), the Company shall be forever released from all of its obligations and liabilities under this Note.

                  (d) If, prior to the Conversion Date, the Company shall (i) pay a stock dividend or make a distribution to all holders of Common Stock in shares of its Common Stock, (ii) subdivide its outstanding shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares, or (iv) issue by reclassification of its shares of Common Stock any shares of capital stock of the Company, the number of Conversion Shares shall be proportionately increased or decreased, as the case may be.

                  SECTION 4. RESERVATION OF STOCK ISSUABLE UPON CONVERSION. At all times after the Recapitalization Date that this Note shall be convertible into shares of Common Stock, the Company shall reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of this Note such number of its shares of such Common Stock as shall from time to time be sufficient to effect the conversion of this
Note in full. In the event that the number of authorized but unissued shares of such Common Stock shall not be sufficient to effect the conversion of the entire outstanding principal amount of this Note, then in addition to such other remedies as shall be available to the Holder, the Company shall promptly take such corporate action as may be necessary to increase its authorized but unissued shares of such Common stock to such number of shares as shall be sufficient for such purpose.

                  SECTION 5.  TRANSFER RESTRICTIONS.

                  (a) This Note may not be transferred except upon satisfaction of all of the requirements of the Act and applicable state securities laws. Without limiting the generality of the foregoing, the Holder agrees that (i) this Note and the Conversion Shares have not been registered under the Act and may not be sold or transferred without registration under the Act or

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unless an exemption from such registration is available; (ii) the Holder has acquired this Note and will acquire the Conversion Shares for its own account for investment purposes only and not with a view toward resale or distribution;
(iii) stop transfer instructions may be placed with the Company's transfer agent or registrar (which may be the Company) so as to restrict the transfer of this Note and any Conversion Shares in accordance with the provisions of the Note; and (iv) each certificate representing any shares of Common Stock into which this Note may be converted shall be inscribed with the following legend:

                  THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER ANY STATE SECURITIES LAWS. NEITHER SUCH SECURITIES NOR ANY INTEREST OR PARTICIPATION THEREIN MAY BE SOLD, ASSIGNED, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, ENCUMBERED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO A REGISTRATION STATEMENT FILED UNDER THE ACT AND SUCH LAWS OR PURSUANT TO EXEMPTIONS FROM SUCH REGISTRATION.

                  SECTION 6. LOSS OF NOTE. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Note, and (in the case of loss, theft or destruction) of indemnification in form and substance acceptable to the Company in its reasonable discretion, and upon surrender and cancellation of this Note, if mutilated, the Company shall execute and deliver a new Note of like tenor and date.

                  SECTION 7. ENTIRE AGREEMENT. This Note and the related subscription agreement of even date represent the entire agreement and understanding between the parties concerning the subject matter hereof and supersede all prior and contemporaneous agreements, understandings, representations and warranties with respect thereto.

                  SECTION 8. BINDING EFFECT; NO THIRD PARTY BENEFICIARIES. All provisions of this Note shall be binding upon and inure to the benefit of the parties and their respective heirs, legatees, executors, administrators, legal representatives, successors, and permitted transferees and assigns. No person other than the Holder and the Company shall have any legal or equitable right, remedy or claim under, or in respect of, this Note.

                  SECTION 9. AMENDMENTS AND WAIVERS. This Note may be amended, changed or modified only by a written instrument executed by the Company and the Holder of this Note. Any waiver of any breach of any of the terms of this Note, and any consent required or permitted to be given hereunder, shall be effective if in writing and executed by or on behalf of the Holder of this Note. No waiver of any breach nor consent to any transaction shall be deemed a waiver of or consent to any other or subsequent breach or transaction.

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                  SECTION 10. WAIVER OF PRESENTMENT, ETC. The Company hereby waives presentment for payment, demand, notice of non-payment, protest and notice of protest, and hereby agrees to all extensions and renewals of this Note, without notice.

                  SECTION 11. GOVERNING LAW. This Note shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements and instruments made and wholly performed and paid in that state, without regard to its conflicts of law principles.

                  SECTION 12. HEADINGS. The headings used in this Note are used for convenience only and are not to be considered in construing or interpreting this Note.

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                  IN WITNESS WHEREOF, the Company has caused this Note to be signed and attested to by its duly authorized officers.

                                    PLAYSTAR WYOMING HOLDING CORP.

                                    By:________________________________________

                                    Name:______________________________________

                                    Title:_____________________________________



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                                    EXHIBIT A

                                CONVERSION NOTICE

                (To be signed only upon conversion of this Note)

TO:  PLAYSTAR WYOMING HOLDING CORP.

                  The undersigned, the registered holder of a Convertible Promissory Note in the original principal amount of $_________ (the "NOTE") of Playstar Wyoming Holding Corp. (the "COMPANY"), hereby surrenders the Note for conversion into shares of common stock of the Company to the extent of $__________ of unpaid principal amount of the Note, all in accordance with the provisions of such Note. The undersigned requests (i) that a certificate representing shares of Common Stock, bearing the appropriate legends, be issued to the undersigned, and (ii) if the unpaid principal amount so converted is less than the entire unpaid principal amount of the Note, that a new substitute note representing the portion of said unpaid principal amount that is not so converted be issued in accordance with the provisions of the Note.

Dated:___________________________

                                    _____________________________________
                                    Name of Holder

                                    _____________________________________
                                    Signature

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